UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2014

Lakeland Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	000-17820	22-2953275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (973) 697-2000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 30, 2014, Lakeland Bancorp, Inc. ("Company") disseminated a press release reporting fourth quarter results for the period ended December 31, 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

In the press release referred to in Item 2.02, the Company reported the following events. On January 28, 2014, the Company declared a $0.075 cash dividend per common share payable on February 18, 2014 to shareholders of record at the close of business February 10, 2014.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit 99.1 Press Release, dated January 30, 2014.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lakeland Bancorp, Inc. (Registrant)
January 30, 2014 (Date)	/s/ THOMAS J. SHARA Thomas J. Shara President and Chief Executive Officer